UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2022 (June 3, 2022)

WILLSCOT MOBILE MINI HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37552	82-3430194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4646 E Van Buren St.,Suite 400 Phoenix, AZ 85008
(Address, including zip code, of principal executive offices)

(480) 894-6311

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	WSC	The Nasdaq Capital Market
Warrants to purchase common stock(1)	WSCTW	OTC Markets Group Inc.

(1)	Issued in connection with the registrant’s acquisition of Modular Space Holdings, Inc. in August 2018, which are exercisable for one share of the registrant’s common stock at an exercise price of $15.50 per share.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2022, Hezron Lopez, the Executive Vice President, Chief Legal and Compliance Officer & ESG of Willscot Mobile Mini Holdings Corp. (the “Company”), entered into an amended and restated employment agreement with the Company, effective June 3, 2022 (the “Lopez Agreement”).

The terms of the Lopez Agreement, among other things, (a) extend Mr. Lopez’s employment term through June 3, 2027, with automatic one-year renewals thereafter, (b) update Mr. Lopez’s title to Executive Vice President, Chief Legal and Compliance Officer & ESG, (c) provide for an annual base salary of $525,000 per calendar year (an increase from Mr. Lopez’s current annual base salary of $495,000 per calendar year), (d) provide for an annual target bonus opportunity of 90% of his base salary, (e) set the target grant value of Mr. Lopez’s annual equity award at $1,000,000, 70% of which shall be in the form of performance-based restricted stock units vesting over three years and 30% in the form of restricted stock units vesting over four years, (f) provide for severance payments in the event of a termination without Cause or for Good Reason or following a Change in Control (each as defined in the Lopez Agreement) to include an amount equal to 1.5 times Mr. Lopez’s annual target bonus and continued base salary for 18 months and (g) extend the non-compete period to eighteen months.

The foregoing description of the Lopez Agreement is qualified in its entirety by reference to the full text of the amended Lopez Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Amended and Restated Employment Agreement with Hezron Lopez.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WillScot Mobile Mini Holdings Corp.

Dated: June 6, 2022	By:	/s/ Hezron Timothy Lopez
Name: Hezron Timothy Lopez
Title: Executive Vice President, Chief Legal and Compliance Officer & ESG